SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement           [ ]   Confidential, for Use of the
[X]    Definitive Proxy Statement                  Commission Only (as permitted
[ ]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant
       to Rule 14a-11(c) or Rule 14a-12

                      U.S.-China Industrial Exchange, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.


         I. Title of each class of securities to which transaction applies:


         -----------------------------------------------------------------------

         II. Aggregate number of securities to which transaction applies:


         -----------------------------------------------------------------------

         III. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


         -----------------------------------------------------------------------


         IV. Proposed maximum aggregate value of transaction:


         -----------------------------------------------------------------------


         V. Total fee paid:


         -----------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         VI. Amount Previously Paid:


         -----------------------------------------------------------------------

         VII. Form, Schedule or Registration Statement No.:


         -----------------------------------------------------------------------

         VIII. Filing Party:


         -----------------------------------------------------------------------

Date Filed:


         -----------------------------------------------------------------------

                                                   June 13, 2000





Dear Shareholder:

                  You are cordially invited to attend the Annual Meeting of Shareholders to be held at the offices of U.S.-China Industrial Exchange, Inc., 7201 Wisconsin Avenue, Bethesda, Maryland, on Tuesday, July 11, 2000 at 10:00 A.M., local time. The matters to be acted upon at that meeting are set forth and described in the Notice of Annual Meeting and Proxy Statement which accompany this letter. We request that you read these documents carefully.

                  We hope that you plan to attend the meeting. However, if you are not able to join us, we urge you to exercise your right as a shareholder and vote. Please promptly sign, date and return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting of Shareholders and vote in person even if you have previously mailed your proxy card.

                                                     Sincerely,


                                                     ROBERTA LIPSON




IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE.

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
                              7201 WISCONSIN AVENUE

                            BETHESDA, MARYLAND 20814

                                   -----------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 11, 2000

To the Shareholders of U.S.-China Industrial Exchange, Inc.:

                  NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders (the "Meeting") of U.S.-China Industrial Exchange, Inc. (the "Company") will be held at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland, on Tuesday, July 11, 2000 at 10:00 A.M., local time, to consider and act upon the following matters:

         1. The election of six directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

         2. The ratification and approval of the appointment of Ernst & Young, LLP as independent certified accountants for the Company for the fiscal year ending December 31, 2000; and

         3. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

         Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

         The close of business on June 12, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                                             By Order of the Board of Directors,

                                             ELYSE BETH SILVERBERG
                                               Secretary

Bethesda, Maryland
June 13, 2000

================================================================================

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH SHAREHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

================================================================================

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
                              7201 WISCONSIN AVENUE

                            BETHESDA, MARYLAND 20814

                              ---------------------

                                 PROXY STATEMENT
                              ---------------------


                  This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share ("Common Stock"), and Class B Common Stock, par value $.01 per share ("Class B Common Stock"), of U.S.-China Industrial Exchange, Inc. (the "Company") in connection with the solicitation by and on behalf of its Board of Directors of proxies ("Proxy" or "Proxies") for use at the 2000 Annual Meeting of Shareholders (the "Meeting") to be held on Tuesday, July 11, 2000, at 10:00 A.M., local time, at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement and Proxies is to be borne by the Company. The Company also will reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview. The approximate mailing date of this Proxy Statement is June 13, 2000.

                  Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted for the election of all nominees named herein to serve as directors and in favor of the proposal set forth in the accompanying Notice of Annual Meeting of Shareholders and described below.

                  A Proxy may be revoked by a shareholder at any time before its exercise by filing with Elyse Beth Silverberg, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Meeting and electing to vote in person. Attendance at the Meeting will not, in and of itself, constitute revocation of a Proxy.

                  The close of business on June 12, 2000 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 596,159 shares of Common Stock and 193,750 shares of Class B Common Stock outstanding. The shares of Class B Common Stock are convertible at any time into shares of Common Stock on a one-for-one basis. Each holder of Common Stock is entitled to one vote for each share held by such holder and each holder of Class B Common Stock is entitled to six votes for each share held by such holder. Shares of Common Stock and Class B Common Stock vote as one class.

                  A majority of the shares entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker nonvotes will be deemed present at the Meeting for determining the presence of a quorum.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

                  At the Meeting, shareholders will elect six directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received for the election of Mmes. Roberta Lipson and Elyse Beth Silverberg and Messrs. Lawrence Pemble, Robert C. Goodwin, Jr., A. Kenneth Nilsson and Julius Y. Oestreicher (collectively, the "nominees") to serve as directors upon their nomination at the Meeting. All nominees currently serve on the Board of Directors and their terms expire at the Meeting. Each nominee has advised the Company of his or her willingness to serve as a director of the Company. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

                  The directors and executive officers of the Company and their present positions with the Company are as follows:

Name                                              Positions with the Company
----                                              --------------------------
Roberta Lipson (1)                                Chairperson of the Board of Directors,
                                                  Chief Executive Officer and President

Elyse Beth Silverberg  (1)                        Executive Vice President, Secretary and Director

Lawrence Pemble                                   Executive Vice President Finance and Business
                                                  Development and Director

Robert C. Goodwin, Jr.                            Executive Vice President Operations, Treasurer,
                                                  Assistant Secretary, General Counsel and Director

A. Kenneth Nilsson  (2)                           Director

Julius Y. Oestreicher  (2)                        Director

-----------------
(1)      Member of the Compensation Committee.
(2)      Member of the Audit Committee.

                  All directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been elected and qualified. The officers of the

Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's shareholders and hold office until their death, until they resign or until they have been removed from office.

INFORMATION ABOUT NOMINEES

                  Set forth below is certain information with respect to each director and nominee:

                  ROBERTA LIPSON, 45, co-founded the Company in 1981. Ms. Lipson has served as the Chairperson of the Board of Directors, Chief Executive Officer and President since that time. From 1979 until founding the Company in 1981, Ms. Lipson was employed in China by Sobin Chemical, Inc., a worldwide trading company, as Marketing Manager, coordinating marketing and sales of various equipment in China. Ms. Lipson was employed by Schering-Plough Corp. in the area of product marketing until 1979. Ms. Lipson received a B.A. degree in East Asian Studies from Brandeis University and an M.B.A. from Columbia University Graduate School of Business. Ms. Lipson's husband is the cousin of Ms. Silverberg.

                  ELYSE BETH SILVERBERG, 43, co-founded the Company in 1981. Ms. Silverberg has served as the Company's Executive Vice President and Secretary and as a Director since that time. Prior to founding the Company, from 1980 to 1981 Ms. Silverberg worked with Ms. Lipson at Sobin Chemical, Inc. and was an intern in China with the National Council for U.S.-China Trade from 1979 to 1980. Ms. Silverberg received a B.A. degree in Chinese Studies and History from the State University of New York at Albany.

                  LAWRENCE PEMBLE, 43, joined the Company in 1984 and has served as Executive Vice President Finance and Business Development since January 1997. From 1986 until 1997, Mr. Pemble served as Vice President of Marketing. From 1986 through April 1992 and September 1993 to the present, Mr. Pemble has also served as a Director of the Company. Prior to joining the Company, Mr. Pemble was employed by China Books and Periodicals, Inc. as Manager, East Coast Center. Mr. Pemble received a B.A. degree in Chinese Studies and Linguistics from the State University of New York at Albany.

                  ROBERT C. GOODWIN, JR., 59, has served as Executive Vice President Operations since January 1997, as Assistant Secretary since June 1995 and as General Counsel, Treasurer and a Director of the Company since October 1992. In addition to his other duties, from October 1992 until January 1997, Mr. Goodwin served as Vice President of Operations for the Company. Prior to joining the Company, Mr. Goodwin was engaged in the private practice of law from 1979 to 1992, with a specialty in international law, in Washington, D.C. and had served as the Company's outside counsel since 1984. Prior to such employment, Mr. Goodwin served for two years as the Assistant General Counsel for International Trade and Emergency Preparedness for the United States Department of Energy and for three years as the Deputy Assistant General Counsel for the Federal Energy Administration. From 1969 until 1974, Mr. Goodwin served as an attorney-advisor for the U.S. Department of Commerce. Mr. Goodwin received a B.A. degree from Fordham University and a J.D. from Georgetown University Law Center.

                  A. KENNETH NILSSON, 67, has served as a Director of the Company since January 1997. Since 1989, Mr. Nilsson has served as Chairman of Eureka Group, Inc., a consulting firm he founded in 1972. Prior to 1989, Mr. Nilsson served as Vice Chairman of Cooper Companies, Inc., President of Cooper Laboratories, Inc., and President of Cooper Lasersonics, Inc. He previously served as an executive of Max Factor & Co., Ltd. and of Pfizer International, Inc. Mr. Nilsson received a B.A. degree in Telecommunications from the University of Southern California and an M.A. in Political Science from the University of California.

                  JULIUS Y. OESTREICHER, 70, has served as a Director of the Company since January 1997. Mr. Oestreicher has been a partner with the law firm of Oestreicher & Ennis, LLP and its predecessor firms for thirty years, engaged primarily in estate, tax and business law. Mr. Oestreicher received a B.S. degree in Business Administration from City College of New York and a J.D. from Fordham University School of Law.

COMMITTEES

                  The Board of Directors held two meetings and took action by unanimous written consent one time during 1999. Each director attended all meetings of the Board of Directors that occurred during 1999.

                  The Company has no executive or nominating committee of the Board of Directors, but has a Compensation Committee and an Audit Committee.

                  The function of the Compensation Committee is to make relevant compensation decisions of the Company and to attend to such other matters relating to compensation as may be prescribed by the Board of Directors. The Compensation Committee did not meet formally during 1999; however, its members met informally from time to time.

                  The function of the Audit Committee is to make recommendations concerning the selection each year of independent auditors of the Company, to review the effectiveness of the Company's internal accounting methods and procedures and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The Audit Committee held two meetings during 1999.

COMPENSATION OF DIRECTORS

                  Each director who is not an employee of the Company is paid a retainer at the rate of $1,000 per annum for service on the Board of Directors and an additional $500 for each meeting of the Board of Directors attended. The Company also reimburses each director for reasonable expenses in attending meetings of the Board of Directors. Directors who are also employees of the Company are not separately compensated for their services as directors. In addition, on July 12, 1999, each director who is not an employee of the Company was granted, pursuant to the Company's 1994 Stock Option Plan, options to purchase up to 4,000 shares of Common Stock at an exercise price of $8.3125 per share. Such options have a term of ten (10) years and are immediately exercisable.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth information as to the ownership of shares of the Company's Common Stock and Class B Common Stock as of June 12, 2000 with respect to (i) holders known to the Company to beneficially own more than five percent of the outstanding Common Stock or the Class B Common Stock,
(ii) each director, (iii) the Company's Chief Executive Officer and each other executive officer whose annual cash compensation for 1999 exceeded $100,000 and
(iv) all directors and executive officers of the Company as a group. The following calculation takes into account the Company's one-for-eight reverse stock split of its Common Stock, Class B Common Stock, Class A Warrants, Class B Warrants and Units, effective February 26, 1999, as well as the expiration of its Class A Warrants and Class B Warrants, effective August 18, 1999.

                                                       Amount and Nature
                                                        of Beneficial
                                                       Ownership (2)(3)                 Percent of:
                                                --------------------------          ----------------------

                                                                                                   Class B
Name and Address of                             Common          Class B             Common          Common
Beneficial Shareholder (1)                       Stock      Common Stock(4)          Stock          Stock
--------------------------                       -----     ---------------          -------        -------

Roberta Lipson                                     250               100,000(5)           *               51.6%
Elyse Beth Silverberg                            4,375                65,125              *               33.6%
Lawrence Pemble                                    238                18,625              *                9.6%
Robert C. Goodwin, Jr.                           3,678(6)                  0              *                0%
Julius Y. Oestreicher                            5,250(7)                  0              1.5%             0%
   235 Mamaroneck Avenue
   White Plains, New York

A. Kenneth Nilsson                               5,250(8)                  0              *                0%
   P.O. Box 2510
   Monterey, California
Steven T. Newby                                123,500(9)                  0             20.7%             0%
  55 Quince Orchard Road
  Suite 606
  Gaithersburg, Maryland

All Executive Officers and Directors as a       19,041(10)           183,750              3.0%            94.8%
Group (6 persons)

---------------------

* Less than 1%.

(1) Unless otherwise indicated, the business address of each person named in the table is c/o U.S.-China Industrial Exchange, Inc., 7201 Wisconsin Avenue, Bethesda, Maryland 20814.

(2) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares indicated below.

(3) Beneficial ownership is calculated in accordance with Regulation S-B as promulgated by the Securities and Exchange Commission.

(4) The Class B Common Stock is entitled to six votes per share, whereas the Common Stock is entitled to one vote per share.

(5) Includes 5,000 shares held by the Ariel Benjamin Lee Trust, of which Ms. Lipson is a Trustee.

(6) Includes 2,334 shares that may be purchased pursuant to currently exercisable stock options.

(7)      Represents   shares  that  may  be  purchased   pursuant  to  currently
         exercisable stock options. Does not include 2,500 shares of Common Stock beneficially owned by Mr. Oestreicher's wife.

(8) Includes 4,000 shares that may be purchased pursuant to currently exercisable stock options.

(9)      The amount and nature of beneficial ownership of these shares by Steven
         T. Newby is based solely on the Schedule 13G filings as submitted by Mr. Newby. The Company has no independent knowledge of the accuracy or completeness of the information set forth in such Schedule 13G filings, but has no reason to believe that such information is not complete or accurate.

(10) Includes an aggregate of 11,584 shares that may be purchased pursuant to currently exercisable stock options.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

                  The following table sets forth information concerning the annual and long term compensation during the Company's last three fiscal years of the Company's Chief Executive Officer and other most highly compensated executive officers whose salary and bonus for 1999 exceeds $100,000 for services rendered in all capacities to the Company and its subsidiaries:

                                                                                                          Long Term
                                                             Annual Compensation                        Compensation
                                                             -------------------                        ------------
Name and                                                                               Other Annual     Shares Under-
Principal Position                          Year         Salary           Bonus        Compensation     lying Options
------------------                          ----         ------           -----        ------------        -------

Roberta Lipson,                             1999         $160,684          ---           $42,594(1)          ---
   Chairperson of                           1998         $152,300          ---           $43,235(1)          ---
   the Board, Chief                         1997         $167,670          ---           $26,421(1)          ---
   Executive Officer and President

Elyse Beth Silverberg,                      1999         $154,733          ---          $125,260(2)          ---
   Executive Vice                           1998         $146,659          ---         $  31,443(2)          ---
   President and                            1997         $161,460          ---         $  29,834(2)          ---
   Secretary

Lawrence Pemble,                            1999         $142,682          ---             ---               ---
   Executive Vice                           1998         $142,369          ---             ---               ---
   President Finance                        1997         $161,221          ---             ---               ---
   and Business Development

Robert C. Goodwin, Jr.                      1999         $139,736           ---            ---               7,000(3)
   Executive Vice                           1998         $125,129           ---            ---               1,250
   President Operations,                    1997         $141,875         $31,203          ---               2,500
   Treasurer, Assistant Secretary and
   General Counsel

------------------------

(1) Includes tuition expense for Ms. Lipson's sons in China in the amounts of $38,164 for 1999, $40,785 for 1998 and $23,971 for 1997.

(2) Includes yearly rental expense in the amount of $104,000 in 1999, $9,600 in 1998 and $9,400 in 1997 for Ms. Silverberg's housing in China and tuition expense in the amounts of $21,260 for 1999, $21,800 for 1998 and $20,434 for 1997 for Ms. Silverberg's son in China.

(3) All of these options represent the repricing during fiscal 1999 of previously granted options.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZABLE
                            NUMBER OF      % OF TOTAL                                        VALUE AT ASSUMED ANNUAL
                            SECURITIES     OPTIONS                                           RATES OF STOCK PRICE
                            UNDERLYING     GRANTED TO                                        APPRECIATION FOR OPTION
                            OPTIONS        EMPLOYEES IN    EXERCISE OR      EXPIRATION       TERMS
NAME                        GRANTED        FISCAL 1999     BASE PRICE       DATE             5%($)         10%($)
----                        -------        -----------     ----------       ---------------- -----         ------
Robert C. Goodwin, Jr.        7,000(1)         20.9%         $9.15/share    July 13, 2009    $40,281       $102,079
-------------------

(1) These options were repriced during fiscal 1999 from a price range of between $16 and $40 per share. These options are immediately exercisable as to 2,334 shares and are exercisable on each of July 13, 2000 and July 13, 2001 with respect to an additional 2,333 shares.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL  YEAR AND FISCAL  YEAR END OPTION
VALUES

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                             SHARES                          UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                             ACQUIRED ON    VALUE            OPTIONS AT FISCAL YEAR END    AT FISCAL YEAR END
NAME                         EXERCISE (#)   REALIZED ($)     EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE(1)
----                         ------------   ------------     -------------------------     ----------------------------
Robert C. Goodwin, Jr.             0              $0                 2,334/4,666                 $21,239/$42,461
-------------------

(1) Based on the closing bid price per share of $18.25 on the last day of fiscal 1999.

OPTION REPRICING

                  The Company's 1994 Stock Option Plan was established as an employment incentive to retain the persons necessary for the development and financial success of the Company. As a result of the decline over a long period of time of the market price of the Company's Common Stock, on July 12, 1999, the Board of Directors determined that the Company's outstanding stock options for its employees no longer served as intended. Pursuant to the authority granted under the Company's 1994 Stock Option Plan, on that date the Board of Directors voted to approve the repricing of outstanding options to employees, including 7,000 options granted to Robert C. Goodwin, Jr. Such repricing was effected by offering to exchange new options with an exercise price of $9.15 per share, which was 110% of the fair market value of the Common Stock on the date of repricing, for the same number of options then held by each optionee. The new options also were subject to new vesting such that approximately one-third of such new options were exercisable on each of the date of grant and the next two anniversaries thereof. All of the repriced options had been immediately exercisable on the date of repricing. Otherwise, such new options have identical terms and conditions as the repriced options.

EMPLOYMENT AGREEMENTS

                  The Company has entered into an employment agreement, as amended to date, with each of Mmes. Lipson and Silverberg and Messrs. Pemble and Goodwin providing for base salaries to be subject to annual review and adjustment as determined by the Company and which, effective June 1, 1999, have been set at $167,670, $161,460, $155,250 and $152,040, respectively. Each such executive officer also receives additional  benefits,  including those generally
provided to other executive officers of the Company. In addition, each of Mmes. Lipson and Silverberg receives reimbursement of expenses relating to residing in China. Each employment agreement also contains non-competition provisions that preclude each executive from competing with the Company for a period of two years from the date of termination of employment unless his or her employment is terminated by the Company without cause, as such term is defined in the employment agreements. Each employment agreement has been automatically extended for the one-year period ending April 30, 2000, and is subject to successive annual renewal.

                  The Company has obtained an individual term life insurance policy covering Ms. Lipson in the amount of $2,000,000. The Company is the sole beneficiary under this policy.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.

                                   PROPOSAL 2
                            RATIFICATION OF SELECTION
                                       OF
                        INDEPENDENT CERTIFIED ACCOUNTANTS

                  The Board of Directors believes it is appropriate to submit for approval by its shareholders its selection of Ernst & Young, LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2000.

                  Representatives of Ernst & Young, LLP are expected to be present at the Meeting with the opportunity to make a statement and to be available to respond to questions regarding these and any other appropriate matters.

                               VOTING REQUIREMENTS

                  Directors are elected by a plurality of the votes cast at the Meeting (Proposal 1). The affirmative vote of a majority of the votes cast in favor of or against such action at the Meeting by the holders of shares entitled to vote on such matter will be required to ratify the appointment of Ernst & Young, LLP as independent certified accountants of the Company for the fiscal year ending December 31, 2000 (Proposal 2). Abstentions and broker non-votes with respect to any matter are not considered as votes cast with respect to that matter.

                  THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE IN FAVOR OF EACH NOMINEE NAMED IN THE PROXY AND FOR PROPOSAL 2.

                                  MISCELLANEOUS

SHAREHOLDER PROPOSALS

                  Shareholders wishing to present proposals at the 2001 Annual Meeting of Shareholders and wishing to have their proposals presented in the proxy statement and form of proxy distributed by the Board of Directors in connection with the 2001 Annual Meeting of Shareholders must submit their proposals to the Company in writing on or before February 13, 2001.

                  If the Company does not receive notice by April 29, 2001 from a shareholder who intends to present at the next annual meeting a proposal that is not discussed in the Company's proxy statement, the persons named in the proxy accompanying the Company's proxy statement for that annual meeting will have the discretionary authority to vote on such proposal at such meeting.

OTHER MATTERS

                  Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

PROXIES

                  All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

                                             By Order of the Board of Directors,

                                             ELYSE BETH SILVERBERG
                                                 Secretary

June 13, 2000

                                   PROXY CARD

PROXY                                                                     PROXY
-----                                                                     -----

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)


                  The undersigned holder of Common Stock or Class B Common Stock, as the case may be, of U.S.-CHINA INDUSTRIAL EXCHANGE, INC., revoking all proxies heretofore given, hereby constitute and appoint Roberta Lipson and Elyse Beth Silverberg and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 2000 Annual Meeting of Shareholders of U.S.-CHINA INDUSTRIAL EXCHANGE, INC., to be held at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland, on Tuesday, July 11, 2000 at 10:00 A.M., local time, and at any adjournments or postponements thereof.

                  The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

                  Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR each of the proposals set forth on the reverse side.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                        THE BOARD OF DIRECTORS RECOMMENDS
                       A VOTE FOR ALL LISTED NOMINEES AND
                                 FOR PROPOSAL 2

1.   Election of       FOR all nominees listed (except     WITHHOLD AUTHORITY to
     six Directors     as marked to the contrary)          vote for all listed nominees below
                                  |_|                                 |_|

Nominees:   Roberta  Lipson,  Elyse Beth  Silverberg,  Lawrence  Pemble,
            Robert C. Goodwin, Jr., A. Kenneth Nilsson and Julius Y. Oestreicher

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CIRCLE THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE.)

2. Proposal to ratify the Board of Director's selection of Ernst & Young, LLP as the Company's independent certified accountants for the year ending December 31, 2000.

          FOR   |_|             AGAINST   |_|              ABSTAIN   |_|

3. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

     The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal 1 and FOR Proposal 2 and in accordance with their discretion on such other matters as may properly come before the meeting.

                                             Dated:  _____________________, 2000

                                             ----------------------------------

                                             ----------------------------------
                                                        Signature(s)

                                              (Signature(s)        should
                                              conform    to    names   as
                                              registered.   For   jointly
                                              owned  shares,  each  owner
                                              should  sign.  When signing
                                              as   attorney,    executor,
                                              administrator,     trustee,
                                              guardian  or  officer  of a
                                              corporation,   please  give
                                              full title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY